UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 14, 2008


                            COMVERSE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


NEW YORK                                                              13-3238402
(State or other                                                (I.R.S.  Employer
jurisdiction of                                              Identification No.)
incorporation or
organization)


                        810 SEVENTH AVENUE
                        NEW YORK, NEW YORK                   10019
                       (Address of principal                (Zip Code)
                        executive offices)


        Registrant's telephone number, including area code: 212-739-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 20, 2008, Comverse Technology, Inc. (the "Company") announced in a press release that Mark Terrell stepped down as Chairman of the Board of Directors of the Company (the "Board"). The resignation was effective March 14, 2008. Mr. Terrell has served as non-executive Chairman of the Board since December 2006 and as a director of the Company since July 2006. He will continue to serve on the Board and as a member of the Audit Committee. Charles Burdick was appointed as Chairman of the Board. Mr. Burdick has served on the Board since December 2006 as an independent director.

The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference to this Item 5.02.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   EXHIBITS.

      EXHIBIT NO.       DESCRIPTION
      -----------       -----------

            99.1 Press Release issued by Comverse Technology, Inc. dated March 20, 2008.













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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COMVERSE TECHNOLOGY, INC.



                                       By:  /s/  Cynthia Shereda
                                          --------------------------------------
                                       Name:    Cynthia Shereda
                                       Title:   Executive Vice President,
                                                General Counsel and Secretary


March 20, 2008

















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